UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 373-3121

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange
1.164% Notes due 2027	ZBH 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Zimmer Biomet Holdings, Inc. (the “Company”) held its annual meeting of shareholders on May 12, 2023. Shareholders took the following actions:

•	elected ten (10) directors for one-year terms ending at the 2024 annual meeting of shareholders (Proposal 1);

•	ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 (Proposal 2);

•	approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (Proposal 3); and

•	cast, on an advisory basis, a majority of votes in favor of a frequency of one year for the holding of future advisory votes on executive compensation (Proposal 4).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Christopher B. Begley	166,908,825	4,050,882	263,451	14,759,329
Betsy J. Bernard	164,016,923	6,968,137	238,098	14,759,329
Michael J. Farrell	168,494,216	2,483,935	245,007	14,759,329
Robert A. Hagemann	161,196,003	9,763,336	263,819	14,759,329
Bryan C. Hanson	162,902,982	7,752,853	567,323	14,759,329
Arthur J. Higgins	161,684,103	9,290,615	248,440	14,759,329
Maria Teresa Hilado	169,301,785	1,693,759	227,614	14,759,329
Syed Jafry	168,570,075	2,405,034	248,049	14,759,329
Sreelakshmi Kolli	170,133,224	844,303	245,631	14,759,329
Michael W. Michelson	168,557,967	2,419,477	245,714	14,759,329

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
179,645,610	6,107,827	229,050	0

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”)

For	Against	Abstain	Broker Non-Votes
154,324,848	16,581,269	317,041	14,759,329

Proposal 4 – Advisory Vote on the Frequency of Future Say on Pay Votes

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
168,589,917	209,817	2,185,659	237,765	14,759,329

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board has determined that the Company will hold future Say on Pay votes on an annual basis until such time as the next advisory vote on frequency is held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2023

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary